Exhibit 99.1

NOTICE OF REDEMPTION

December 7, 2011

The Bank of New York Mellon Trust Company, N.A.,

as Indenture Trustee

2 North LaSalle Street, Suite 1020

Chicago, Illinois 1020

Facsimile: (312) 827-8562

Attention: Sally R. Tokich

Ladies and Gentlemen:

Reference is hereby made to the Indenture of Trust dated as of April 1, 2003 by and among Education Funding Capital Trust – II, as Issuer, The Bank of New York Mellon Trust Company, N.A., as successor Indenture Trustee to Fifth Third Bank, and Fifth Third Bank, as Trust Eligible Lender Trustee, as supplemented by the First Supplemental Indenture of Trust dated as of April 1, 2003 by and among Education Funding Capital Trust – II, as Issuer, The Bank of New York Mellon Trust Company, N.A., as successor Indenture Trustee to Fifth Third Bank, and Fifth Third Bank, as Trust Eligible Lender Trustee (as heretofore further amended, supplemented or otherwise modified, collectively, the “Indenture”). Capitalized terms used but not otherwise defined herein, shall have the meaning assigned to such terms in the Indenture.

NOTICE IS HEREBY GIVEN TO THE INDENTURE TRUSTEE of the Issuer’s election to effect a redemption of the Auction Rate Notes under Section 1.02(d) of the Indenture in the manner more fully described hereinbelow.

The Issuer hereby designates December 20, 2011 as the date for the redemption of the Auction Rate Notes to be made pursuant to this Notice of Redemption (the “Redemption Date”).

On the Redemption Date, the Issuer shall redeem all of the Auction Rate Notes in an aggregate principal amount of Five Hundred Million Dollars ($500,000,000.00) (or, if less, the then unpaid portion of such aggregate principal amount outstanding on and as of the Redemption Date) in full at par.

The aggregate principal amount of Auction Rate Notes to be redeemed pursuant to this Notice of Redemption shall consist of the principal amounts under the following Series of Notes (or, if less, the then unpaid portion of such principal amounts outstanding on and as of the Redemption Date): (a) Seventy Five Million Dollars ($75,000,000.00) in principal amount of Series A-4 Notes (CUSIP No. 28140EAD3; ISIN No. US28140EAD31), being the entire outstanding principal amount of such Series of Notes; (b) Seventy Five Million Dollars ($75,000,000.00) in principal amount of the Series A-5 Notes (CUSIP No. 28140EAE1; ISIN No. US28140EAE14), being the entire outstanding principal amount of such Series of Notes; (c) One Hundred Million Dollars ($100,000,000.00) in principal amount of the Series A-6 Notes (CUSIP No. 28140EAF8; ISIN No. US28140EAF88), being the entire outstanding principal amount of such Series of Notes; (d) One Hundred Million Dollars ($100,000,000.00) in principal amount of the Series A-7 Notes (CUSIP No. 28140EAG6; ISIN No. US28140EAG61), being the entire outstanding principal amount of such Series of Notes; (e) One Hundred Million Dollars ($100,000,000.00) in principal amount of the Series A-8 Notes (CUSIP No. 28140EAH4; ISIN No. US28140EAH45), being the entire outstanding principal amount of such Series of Notes; and (f) Fifty Million Dollars ($50,000,000.00) in principal amount of the Series B-1 Notes (CUSIP No. 28140EAJ0; ISIN No. US28140EAJ01), being the entire outstanding principal amount of such Series of Notes.

By its execution of this Notice of Redemption, the Issuer hereby authorizes and directs the Indenture Trustee to cause notice of the Issuer’s redemption of Auction Rate Notes hereunder to be given to the Noteholders of the Auction Rate Notes and to the Auction Agent not less than 12 days prior to the Redemption Date and otherwise in accordance with Section 1.02(e) of the Indenture.

[Remainder of Page Intentionally Left Blank. The Next Page is the Signature Page.]

IN WITNESS WHEREOF, the undersigned has caused this Notice of Redemption to be executed by its duly authorized officer as of the date first above written.

EDUCATION FUNDING CAPITAL TRUST – II,

as Issuer

By: Education Lending Services Inc., as Administrator

By: /s/ Usama F. Ashraf
Name: Usama F. Ashraf
Title: Senior Vice President and Assistant Treasurer